Exhibit 99.1

Iovance Biotherapeutics Appoints Wendy L. Dixon, Ph.D., to Board of Directors

SAN CARLOS, Calif., June 13, 2022 -- Iovance Biotherapeutics, Inc. (NASDAQ: IOVA), a late-stage biotechnology company developing novel T cell-based cancer immunotherapies (tumor infiltrating lymphocyte, TIL, and peripheral-blood lymphocyte, PBL), today announced the appointment of Wendy L. Dixon, Ph.D., to the company’s Board of Directors, effective June 10, 2022. Dr. Dixon has more than 40 years of experience in the biopharmaceutical industry, building and leading organizations and launching and growing more than 20 major global pharmaceutical products, including many highly successful multibillion dollar global brands.

Iain Dukes, D. Phil., Chairman of the Board of Directors of Iovance, stated, “Wendy has a successful track record in commercial leadership and new product launches, as well as a strong reputation for strategic thinking and executional focus. She is also skilled in directing the interface between R&D and marketing to align the needs of key stakeholders. Iovance is fortunate to have Wendy join our board as we prepare to submit our first BLA and transition into a fully-integrated commercial organization with a rich development pipeline.”

“I am thrilled to join the Iovance board during this important journey toward commercialization and pipeline innovation,” said Dr. Dixon. “Iovance TIL therapy has the potential to become an important new class of cancer treatment to address unmet needs for patients. I am also excited about the Iovance immuno-oncology pipeline, with many opportunities to expand current TIL therapies and develop new and next-generation cell therapies.”

Dr. Dixon previously served as Chief Marketing Officer and President, Global Marketing for Bristol-Myers Squibb (BMS) from 2001 to 2009. She led the global commercialization and launch strategy of eight new products and directed growth and life cycle management for in-line brands. As a member of the Executive Committee at BMS, she was deeply involved with the strategy and activities that transformed BMS into highly successful Specialty Biopharmaceutical company. Dr. Dixon also established and served as the executive sponsor for the BMS “Women’s Affinity Network,” focused on gender diversity and inclusion priorities.

From 1996 to 2001, Dr. Dixon was Senior Vice President, Marketing at Merck & Co., where she was responsible in launching six new products. Previously, Dr. Dixon held executive management positions at West Pharmaceuticals, Osteotech and Centocor, as well as various positions at SmithKline and French (now GlaxoSmithKline) in marketing, regulatory affairs, project management and as a biochemist. She currently serves on the Boards of Directors of Alkermes Plc, Arvinas, Inc. and Black Diamond Therapeutics, Inc. Previously, Dr. Dixon served on the Boards of Directors of Incyte Corporation, bluebird bio, Inc., Dentsply International, Furiex Pharmaceuticals, Orexigen Therapeutics, Sesen Bio, Inc. (formerly Eleven Biotherapeutics, Inc.), Ardea Biosciences, Inc. and Voyager Therapeutics, Inc. Dr. Dixon earned a B.Sc., an M.Sc. in Natural Science, and a Ph.D. in Biochemistry at the University of Cambridge, UK.

About Iovance Biotherapeutics, Inc.

Iovance Biotherapeutics aims to be the global leader in innovating, developing and delivering tumor infiltrating lymphocyte (TIL) therapies for patients with cancer. We are pioneering a transformational approach to cure cancer by harnessing the human immune system’s ability to recognize and destroy diverse cancer cells in each patient. Our lead late-stage TIL product candidate, lifileucel for metastatic melanoma, has the potential to become the first approved one-time cell therapy for a solid tumor cancer. The Iovance TIL platform has demonstrated promising clinical data across multiple solid tumors. We are committed to continuous innovation in cell therapy, including gene-edited cell therapy, that may extend and improve life for patients with cancer. For more information, please visit www.iovance.com.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” of Iovance Biotherapeutics, Inc. (hereinafter referred to as the “Company,” “we,” “us,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). All such written or oral statements made in this press release, other than statements of historical fact, are forward-looking statements and are intended to be covered by the safe harbor for forward-looking statements provided by the PSLRA. Without limiting the foregoing, we may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “forecast,” “guidance,” “outlook,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this press release are made as of the date of this press release, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the effects of the COVID-19 pandemic; risks related to the timing of and our ability to successfully develop, submit, obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates, and our ability to successfully commercialize any product candidates for which we obtain FDA approval; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that enrollment may need to be adjusted for our trials and cohorts within those trials based on FDA and other regulatory agency input; the changing landscape of care for cervical cancer patients may impact our clinical trials in this indication; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA or other regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with the FDA may differ from the interpretation of such results or communications by the FDA; the acceptance by the market of our product candidates and their potential reimbursement by payors, if approved; our ability or inability to manufacture our therapies using third party manufacturers or our own facility may adversely affect our potential commercial launch; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in our sponsored trials; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; and other factors, including general economic conditions and regulatory developments, not within our control.

CONTACTS

Iovance Biotherapeutics, Inc.:

Sara Pellegrino, IRC

Vice President, Investor Relations & Public Relations

650-260-7120 ext. 264

Sara.Pellegrino@iovance.com

Jen Saunders

Director, Investor Relations & Public Relations

267-485-3119

Jen.Saunders@iovance.com